UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-21496

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:   November 30

Date of reporting period:   May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The Report to Shareholders is attached herewith

Macquarie/First Trust
Global Infrastructure/Utilities
Dividend & Income Fund (MFD)
Semi-Annual Report
For the Six Months Ended
May 31, 2019

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Delaware Investments Fund Advisers (“DIFA” or the “Sub-Advisor”), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and DIFA are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.
DIFA and the Fund are not deposit taking institutions for the purposes of the Banking Act of 1959 (Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of DIFA or the Fund.

Shareholder Letter
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Letter from the Chairman and CEO
May 31, 2019
Dear Shareholders,
One thing we can all agree on and expect: headline news coming out of Washington, D.C. continues to influence the financial markets. As December 2018 came to a close, the partial government shutdown and potential bank liquidity crisis unnerved many investors. While tariff trade talks between the United States and China loomed well beyond the March 1, 2019 deadline, these skirmishes were compounded by a late May announcement from President Trump that he would enact new tariffs on Mexican imports if the flow of illegal immigration was not curtailed.
As of May 31, 2019, U.S. equity markets, as indicated by the S&P 500® Index, returned -6.35% for the month of May, and 10.74% for the calendar year-to-date. Bond markets, measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 1.78% and 4.80%, respectively, for the same periods. The 10-Year Treasury Note yields declined from 2.99% on November 20, 2018 to 2.13% as of May 31, 2019, and depending on how you read the tea leaves, may indicate another rate cut is on the way.
Despite the ongoing bluster of the news cycle, the economy keeps humming along and productivity growth due to deregulation and lower taxes on corporate profits has improved over the last two years.
•	Ninety-eight percent of companies in the S&P 500® Index reported earnings for the first quarter of 2019, and 76% of these companies beat their estimates.
•	The Consumer Confidence Index, as reported on May 28, 2019, hit a six-month high at 134.1.
•	The U.S. inflation rate hovers near 2% on average, as it has for the last decade.
•	The U.S. unemployment rate of 3.6% for May remains at the lowest level since December of 1969.
No one can predict the inevitable and expected market fluctuations, so speak periodically with your investment professional who can provide insight when it comes to investing and discovering opportunities when they arise. That’s a drum worth beating and it’s how most of us build wealth over time.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
“AT A GLANCE”
As of May 31, 2019 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	MFD
Common Share Price	$10.08
Common Share Net Asset Value (“NAV”)	$11.07
Premium (Discount) to NAV	(8.94)%
Net Assets Applicable to Common Shares	$94,625,248
Current Quarterly Distribution per Common Share(1)	$0.2500
Current Annualized Distribution per Common Share	$1.0000
Current Distribution Rate on Common Share Price(2)	9.92%
Current Distribution Rate on NAV(2)	9.03%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 5/31/19	1 Year Ended 5/31/19	5 Years Ended 5/31/19	10 Years Ended 5/31/19	Inception (3/25/04) to 5/31/19
Fund Performance(3)
NAV	8.15%	5.37%	-0.72%	8.06%	6.71%
Market Value	1.88%	-4.94%	-1.49%	9.53%	5.73%
Index Performance
S&P 500® Utilities Total Return Index	6.55%	18.40%	10.23%	12.40%	10.11%

Industry Classification	% of Total Investments
Oil, Gas & Consumable Fuels	30.6%
Electric Utilities	16.3
Water Utilities	11.4
Transportation Infrastructure	7.3
Media	7.1
Diversified Telecommunication Services	6.8
Multi-Utilities	6.4
Wireless Telecommunication Services	4.0
Gas Utilities	4.0
Independent Power and Renewable Electricity Producers	3.6
Energy Equipment & Services	1.7
Construction & Engineering	0.4
Health Care Providers & Services	0.4
Total	100.0%

Top 10 Issuers	% of Total Investments
Severn Trent PLC	5.5%
Spark Infrastructure Group	4.9
National Grid PLC	4.7
Enterprise Products Partners, L.P.	4.7
TC Energy Corp.	4.5
Terna Rete Elettrica Nazionale S.p.A	4.2
Sydney Airport	3.9
Buckeye Partners, L.P.	3.9
Enbridge, Inc.	3.4
United Utilities Group PLC	3.4
Total	43.1%

Country Allocation	% of Total Investments
United States	42.9%
United Kingdom	16.1
Australia	14.7
Canada	13.4
Italy	9.2
Cayman Islands	1.2
Mexico	1.1
France	1.0
Hong Kong	0.4
Total	100.0%
(1)	Most recent distribution paid or declared through 5/31/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisors
Delaware Investments Fund Advisers (“DIFA”) is the sub-advisor of the Fund. Prior to April 1, 2019, Macquarie Capital Investment Management LLC (“MCIM”) and Four Corners Capital Management, LLC (“Four Corners”) served as the Fund’s sub-advisors and managed the Fund’s portfolio subject to First Trusts’s supervision. Effective April 1, 2019, Four Corners and MCIM each transferred the investment sub-advisory services and related portfolio management provided to the Fund to DIFA pursuant to an internal restructuring which did not result in a change of control of management and thus did not constituent an “assignment” under the Investment Company Act of 1940 Act, as amended. DIFA operates within Macquarie Asset Management (“MAM”) and is a wholly-owned, indirect subsidiary of Macquarie Group Limited (“Macquarie”).
The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Macquarie Global Listed Infrastructure team, which started operations in 2004 with the launch of the Fund. The Macquarie Global Listed Infrastructure team managed approximately $2.8 billion of assets as of May 31, 2019, in MAM’s Infrastructure Securities portfolios, which include the Fund. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team (formerly “Four Corners”). Four Corners was founded in 2001 and became a wholly-owned subsidiary of Macquarie in 2008. The Macquarie High Yield Fixed Income team managed over $1.3 billion of assets as of May 31, 2019, with an emphasis on Senior Loans.
Portfolio Management Team
Anthony Felton, CFA
Portfolio Manager, MFD Core Component
Portfolio Manager, DIFA
Adam H. Brown, CFA
Portfolio Manager, MFD Senior Loan Component
Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager, DIFA
Commentary
Investment Objective
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields.
A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.
There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap – Core Component
The six-month period ended May 31, 2019 was impacted by increased market volatility, escalating geopolitical uncertainty and sluggish growth concerns shifting global policy to a dovish tone. Volatility spiked in October and continued through December on the back of Brexit concerns and weakness in the oil market. After a volatile fourth quarter that saw a sharp decline in risk assets, markets posted a strong rebound to start the year.
In January, U.S. equities posting their biggest one month gain since 1987, which saw credit strengthen and equity markets regain ground lost in December. The key driver for the rally to start the year was the market perception of a more dovish tone coming from the Federal Reserve (the “Fed”) Chairman Jerome Powell when he indicated that the Fed would take a “patient” approach to tightening and “wouldn’t hesitate” to change balance sheet policy if needed. The Federal Open Market Committee meeting in March was more

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2019 (Unaudited)
dovish than market expectations, as it removed two rate hikes projected for 2019 and stated that the Fed will reduce balance sheet unwinds by $15 billion in May and stop the unwind in October.
In April, the European Central Bank (“ECB”) meeting struck a reasonably dovish tone as ECB President Mario Draghi noted that risks remained tilted to the downside, however there was no change in policy announced.
The equity market rally continued in April however markets turned negative in May amidst U.S.-China trade rhetoric. While the period started on a positive note in relation to U.S.-China trade, tension escalated in May with threats from both sides to increase tariffs. Despite these threats being carried out, sentiment waxed and waned as both parties oscillated between inflammatory and constructive statements.
Performance Analysis – Core Component
The Fund’s net asset value (“NAV”) total return1 for the period was 8.15%, leading the 6.55% return of the S&P 500® Utilities Total Return Index (the “Index”). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a general point of reference.
In our view, there were a number of factors driving the Core Component’s contribution to the Fund’s NAV total return during the period. From a sector perspective, the major positive contributors were the pipelines and water sectors. The major negative contributor was the electric utility sector.
•	The key stock contributors to absolute performance during the period included:
•	Buckeye Partners, L.P., a North American pipeline operator;
•	Transurban Group, an Australian toll roads company; and
•	Enbridge Energy Partners, L.P., a North American pipeline operator.
•	The key stock detractors from absolute performance during the period included:
•	Centrica, an electricity and gas distribution company;
•	Fortum Oyj, an electric utility company; and
•	E.ON SE, an electric utility company.
Portfolio Composition
As of May 31, 2019, the Fund’s Core Component was well diversified across 24 positions in global infrastructure stocks, representing seven countries and six sectors. During the period, the main increases in the Fund’s weightings were in the Electricity & Gas Distribution and Electricity Transmission sectors, while the weightings in the Pipelines and Toll Roads sectors were reduced. Sector changes were driven by bottom-up stock selection.
Performance Analysis – Senior Loan Component
The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the S&P/LSTA Leveraged Loan Index (“LSTA Index”). The average rating in the Senior Loan Component is Ba2/BB versus the average LSTA Index loan rating between B+ and BB-.
The LSTA Index gained 2.80% during the six-month period ended May 31, 2019. Higher rated loans outperformed during the period, with BB-rated loans generating a total return of 3.10% versus 2.90% for single B-rated loans and 1.40% for BB-rated loans. The Senior Loan component outperformed the LSTA Index by returning 3.00% during the period. The use of leverage within the Fund was accretive to performance during the period.
Outperformance was driven by positioning in companies that executed refinancings during the period, which either took out discounted loans at par or caused loan prices to rally. Examples of the Fund’s loan positions that benefited from the underlying company’s refinancing activity include Frontier Communications, Altice France SA, Calpine Corporation and Community Health. The
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2019 (Unaudited)
Fund’s positioning in Sprint Communications Holdings Inc. (“Sprint”) detracted from performance as uncertainty regarding the company’s potential merger with T-Mobile has caused volatility in Sprint’s loans and bonds.
Loan market technicals were mixed during the period, as approximately $38.5 billion of retail outflows combined with approximately $73.8 billion of collateralized loan obligation issuance.
Recent fundamental performance for issuers in the loan market continued to be positive. Fourth quarter 2018 EBITDA growth for LSTA Index issuers was 10%, which follows a 13.00% gain in the third quarter. The LSTA Index default rate was 0.90% for the twelve-month period ended March 31, 2019, which was the lowest level in the last seven years and is well inside the historical average of 3.10%.
Performance Relative to the Index
The S&P 500® Utilities Total Return Index is a broad barometer of the performance of utility stocks only (but does not include a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.
Leverage
One of the factors impacting the return of the Fund relative to its benchmark was the Fund’s use of financial leverage through bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.
Distributions
During the six-month period ended May 31, 2019, the Fund announced two quarterly distributions totalling $0.55 per share. The second distribution paid in the period of $0.25 per share represents a $0.05 reduction in the quarterly distribution. In seeking to balance the Fund’s objectives of providing a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital, we believe a reduction in the distribution from $0.30 per share to $0.25 per share will bring the distribution more in line with the expected current earning potential of the Fund. In accordance with the Fund’s distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.
Market and Fund Outlook
Core Component:
The more dovish stance from global central banks, including the Fed, has been encouraging given the recent slowdown in global economic indicators and the escalating trade dispute. With most of the current risk concerns surrounding the trade dispute, there is a limit to what support from central banks can do. We continue to believe there are opportunities to participate in the Infrastructure sector with a strong risk management focus and a focus on avoiding names that may suffer from idiosyncratic risks.
The infrastructure assets owned and operated by the well diversified range of infrastructure companies in the portfolio continue to perform well. The portfolio strategy is little changed overall. Fund positioning continues to exhibit a diversity of exposures across different geographies and sectors. We remain confident in our portfolio’s positioning and believe quality and defensive assets that are underpinned by long-term, stable cash flows will continue to be attractive to investors around the world.
Senior Loan Component:
We believe that the fundamental backdrop and current valuations continue to support an allocation to loans. This view is supported by a high current income compared to many other parts of fixed income, lower historical volatility versus high yield and equities, positive credit fundamentals, and a resilient U.S. economy.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments
May 31, 2019 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (a) – 76.6%
	Australia – 18.8%
184,591	APA Group (b)	$1,298,431
3,048,843	AusNet Services (b)	3,764,656
3,632,706	Spark Infrastructure Group (b)	5,896,800
924,595	Sydney Airport (b)	4,752,696
210,000	Transurban Group (b)	2,029,274
		17,741,857
	Canada – 16.6%
112,533	Enbridge, Inc. (b)	4,142,973
82,462	Enbridge, Inc. (b)	3,040,374
69,700	Inter Pipeline, Ltd. (b)	1,062,311
56,113	Pembina Pipeline Corp. (b)	2,001,901
112,833	TC Energy Corp. (b)	5,500,567
		15,748,126
	Hong Kong – 0.5%
207,700	Hong Kong & China Gas Co., Ltd.	458,874
	Italy – 11.8%
389,921	Enav S.p.A. (b) (c)	2,112,673
771,304	Snam S.p.A. (b)	3,880,948
842,535	Terna Rete Elettrica Nazionale S.p.A (b)	5,144,835
		11,138,456
	Mexico – 1.5%
340,000	Infraestructura Energetica Nova S.A.B. de C.V. (b)	1,381,772
	United Kingdom – 20.6%
571,651	National Grid PLC (b)	5,729,663
322,136	Pennon Group PLC (b)	2,986,859
264,822	Severn Trent PLC (b)	6,662,568
410,674	United Utilities Group PLC (b)	4,140,072
		19,519,162
	United States – 6.8%
139,000	Kinder Morgan, Inc. (b)	2,773,050
15,600	Sempra Energy (b)	2,050,620
19,400	Southwest Gas Holdings, Inc. (b)	1,651,716
		6,475,386
	Total Common Stocks	72,463,633
	(Cost $69,305,496)
MASTER LIMITED PARTNERSHIPS (a) – 13.9%
	United States – 13.9%
115,800	Buckeye Partners, L.P. (b)	4,720,008
204,554	Enterprise Products Partners, L.P. (b)	5,705,011
44,700	Magellan Midstream Partners, L.P. (b)	2,749,050
	Total Master Limited Partnerships	13,174,069
	(Cost $11,492,771)

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2019 (Unaudited)
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 37.5%
	Canada – 0.5%
$497,500	NorthRiver Midstream Finance, Initial Term B Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.85%	10/01/25	$496,336
	Cayman Islands – 1.6%
1,486,934	Sable International Finance Ltd., Term B-4 Loan, 3 Mo. LIBOR + 3.25%, 0.00% Floor	5.69%	01/31/26	1,486,695
	France – 1.2%
223,875	Numericable US LLC, Incremental Term Loan B13, 3 Mo. LIBOR + 4.00%, 0.00% Floor	6.44%	08/14/26	217,439
980,000	Numericable US LLC, Term Loan B-11, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.19%	07/31/25	930,304
				1,147,743
	United States – 34.2%
987,500	Calpine Construction Finance Co., L.P., Term B Loan, 3 Mo. LIBOR + 2.50%, 0.00% Floor	4.94%	01/15/25	978,247
1,939,547	Calpine Corp., Term Loan B5, 3 Mo. LIBOR + 2.50%, 0.00% Floor	5.11%	01/15/24	1,926,823
900,000	Calpine Corp., Term Loan B9, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.34%	04/01/26	894,996
775,237	CenturyLink, Inc., Initial Term B Loan, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.19%	01/31/25	753,275
2,715,625	Charter Communications Operating LLC, Term B Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.44%	04/30/25	2,709,135
637,978	Crestwood Holdings LLC, Term Loan B, 3 Mo. LIBOR + 7.50%, 0.00% Floor	9.96%	03/05/23	628,408
1,690,500	CSC Holdings LLC, 2017 Refinancing Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.69%	07/17/25	1,655,642
1,000,000	Delek US Holdings, Inc., Term Loan B, 3 Mo. LIBOR + 2.25%, 0.00% Floor	2.25%	03/30/25	991,670
724,250	Edgewater Generation LLC, Term Loan B, 3 Mo. LIBOR + 3.75%, 0.00% Floor	6.19%	12/13/25	722,983
1,000,000	Edgewater Generation LLC, Term Loan D, 3 Mo. LIBOR + 2.25%, 0.00% Floor	3.75%	12/13/25	998,250
1,485,447	Frontier Communications Corp., Term B-1 Loan, 3 Mo. LIBOR + 3.75%, 0.75% Floor	6.19%	06/15/24	1,455,114
549,561	GIP III Stetson I L.P., Initial Term Loan, 3 Mo. LIBOR + 4.25%, 0.00% Floor	6.69%	07/18/25	548,874
481,707	HCA, Inc., Tranche B-11 Term Loan, 3 Mo. LIBOR + 1.75%, 0.00% Floor	4.23%	03/18/23	481,307
2,880,000	Level 3 Financing, Inc., Term Loan B, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.69%	02/22/24	2,831,760
125,000	PG&E Corp. Delayed Draw Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	2.25%	12/31/20	125,000
375,000	PG&E Corp., Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.69%	12/31/20	375,000
432,039	Revere Power LLC, First Lien Term Loan B, 3 Mo. LIBOR + 4.25%, 0.00% Floor	6.79%	03/29/26	429,339
66,990	Revere Power LLC, First Lien Term Loan C, 3 Mo. LIBOR + 4.25%, 0.00% Floor	6.79%	03/29/26	66,572
1,000,000	Sprint Communications, Inc., 2018 Incremental Term Loan, 3 Mo. LIBOR + 3.00%, 0.75% Floor	5.38%	02/03/24	987,920
2,441,272	Sprint Communications, Inc., Initial Term Loan, 3 Mo. LIBOR + 2.50%, 0.75% Floor	5.00%	02/03/24	2,384,830
1,395,793	Summit Midstream Partners Holdings LLC, Term Loan, 3 Mo. LIBOR + 6.00%, 1.00% Floor	8.48%	05/21/22	1,381,835
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2019 (Unaudited)
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	United States (Continued)
$2,250,000	Telenet Financing USD LLC, Term Loan AN, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.69%	08/15/26	$2,219,062
1,000,000	Unitymedia Finance LLC, First Lien Term Loan D, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.69%	01/15/26	993,590
1,500,000	Unitymedia Finance LLC, Senior Facility Term Loan E, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.44%	06/01/23	1,492,500
608,823	UPC Financing Partnership, Term Loan Facility AR, 3 Mo. LIBOR + 2.50%, 0.00% Floor	4.94%	01/15/26	607,301
500,000	USIC Holdings, Inc., Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.73%	12/09/23	492,190
2,252,975	Vistra Operations Co., LLC, 2018 Incremental Term Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.43%-4.44%	12/01/25	2,244,256
1,000,000	Windstream Services LLC, DIP Interim Term Loan, 3 Mo. LIBOR + 2.50%, 0.00% Floor	2.50%	02/26/21	1,000,000
				32,375,879
	Total Senior Floating-Rate Loan Interests			35,506,653
	(Cost $35,798,467)

Total Investments – 128.0%	121,144,355
(Cost $116,596,734) (f)
Outstanding Loan – (40.3)%	(38,100,000)
Net Other Assets and Liabilities – 12.3%	11,580,893
Net Assets – 100.0%	$94,625,248

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(e)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(f)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of May 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,677,583 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,129,962. The net unrealized appreciation was $4,547,621.

LIBOR	London Interbank Offered Rate

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2019 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 72,463,633	$ 72,463,633	$ —	$ —
Master Limited Partnerships*	13,174,069	13,174,069	—	—
Senior Floating-Rate Loan Interests*	35,506,653	—	35,506,653	—
Total Investments	$ 121,144,355	$ 85,637,702	$ 35,506,653	$—

*	See Portfolio of Investments for country breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at May 31, 2019.
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Assets and Liabilities
May 31, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $116,596,734)	$ 121,144,355
Cash	8,685,049
Receivables:
Investment securities sold	5,609,250
Dividends	1,155,352
Dividend reclaims	894,648
Interest	74,501
Other assets	2,771
Prepaid expenses	9,861
Total Assets	137,575,787
LIABILITIES:
Outstanding loan	38,100,000
Due to custodian foreign currency (Proceeds $73)	73
Payables:
Investment securities purchased	4,104,375
Investment advisory fees (includes Sub-Advisory fees of $199,805)	333,008
Withholding tax	203,701
Interest and fees on loan	112,895
Audit and tax fees	49,045
Custodian fees	20,450
Administrative fees	10,991
Shareholder reporting fees	6,934
Transfer agent fees	5,701
Trustees’ fees and expenses	2,595
Financial reporting fees	771
Total Liabilities	42,950,539
NET ASSETS	$94,625,248
NET ASSETS consist of:
Paid-in capital	$ 140,195,186
Par value	85,474
Accumulated distributable earnings (loss)	(45,655,412)
NET ASSETS	$94,625,248
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$11.07
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	8,547,442

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Operations
For the Six Months Ended May 31, 2019 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $640,142)	$ 4,552,515
Interest	935,266
Other	3,204
Total investment income	5,490,985
EXPENSES:
Interest and fees on loan	712,471
Investment advisory fees (includes Sub-Advisory fees of $390,934)	651,557
Administrative fees	52,397
Custodian fees	34,354
Audit and tax fees	32,995
Shareholder reporting fees	29,126
Transfer agent fees	16,411
Listing expense	16,104
Trustees’ fees and expenses	7,967
Legal fees	5,994
Financial reporting fees	4,625
Other	4,937
Total expenses	1,568,938
NET INVESTMENT INCOME (LOSS)	3,922,047
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,357,223)
Foreign currency transactions	(170,071)
Net realized gain (loss)	(5,527,294)
Net change in unrealized appreciation (depreciation) on:
Investments	8,856,015
Foreign currency translation	(20,339)
Net change in unrealized appreciation (depreciation)	8,835,676
NET REALIZED AND UNREALIZED GAIN (LOSS)	3,308,382
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 7,230,429
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statements of Changes in Net Assets
	Six Months Ended 5/31/2019 (Unaudited)	Year Ended 11/30/2018
OPERATIONS:
Net investment income (loss)	$ 3,922,047	$ 9,415,448
Net realized gain (loss)	(5,527,294)	(10,862,109)
Net change in unrealized appreciation (depreciation)	8,835,676	(10,197,161)
Net increase (decrease) in net assets resulting from operations	7,230,429	(11,643,822)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,701,093)	(8,045,378)
Return of capital	—	(2,207,022)
Total distributions to shareholders	(4,701,093)	(10,252,400)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	—	119,906
Net increase (decrease) in net assets resulting from capital transactions	—	119,906
Total increase (decrease) in net assets	2,529,336	(21,776,316)
NET ASSETS:
Beginning of period	92,095,912	113,872,228
End of period	$ 94,625,248	$ 92,095,912
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	8,547,442	8,537,266
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	—	10,176
Common Shares at end of period	8,547,442	8,547,442

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Cash Flows
For the Six Months Ended May 31, 2019 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$7,230,429
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(95,064,075)
Sales, maturities and paydown of investments	97,457,892
Return of capital received from investment in MLPs	441,685
Net amortization/accretion of premiums/discounts on investments	(7,011)
Net realized gain/loss on investments	5,357,223
Net change in unrealized appreciation/depreciation on investments	(8,856,015)
Changes in assets and liabilities:
Decrease in interest receivable	1,977
Increase in dividend reclaims receivable	(25,454)
Increase in dividends receivable	(734,989)
Increase in other assets	(2,771)
Increase in prepaid expenses	(8,056)
Increase in due to custodian foreign currency	60
Increase in interest and fees payable on loan	4,399
Decrease in investment advisory fees payable	(4,108)
Decrease in audit and tax fees payable	(16,005)
Decrease in legal fees payable	(1,051)
Decrease in shareholder reporting fees payable	(10,018)
Decrease in administrative fees payable	(1,205)
Increase in custodian fees payable	4,891
Increase in transfer agent fees payable	2,453
Decrease in Trustees’ fees and expenses payable	(94)
Decrease in other liabilities payable	(978)
Increase in withholding tax payable	38,031
Cash provided by operating activities		$5,807,210
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(7,265,325)
Repayment of borrowing	(4,600,000)
Proceeds from borrowing	3,500,000
Cash used in financing activities		(8,365,325)
Decrease in cash and foreign currency		(2,558,115)
Cash and foreign currency at beginning of period		11,243,164
Cash and foreign currency at end of period		$8,685,049
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$708,072
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 5/31/2019 (Unaudited)	Year Ended November 30,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 10.77	$ 13.34	$ 12.67	$ 13.51	$ 17.66	$ 16.65
Income from investment operations:
Net investment income (loss)	0.46	1.10	1.18	1.13	1.44	1.23
Net realized and unrealized gain (loss)	0.39	(2.47)	0.69	(0.77)	(4.19)	1.18
Total from investment operations	0.85	(1.37)	1.87	0.36	(2.75)	2.41
Distributions paid to shareholders from:
Net investment income	(0.55)	(0.94)	(1.13)	(1.02)	(1.34)	(1.40)
Return of capital	—	(0.26)	(0.07)	(0.18)	(0.06)	—
Total distributions paid to Common Shareholders	(0.55)	(1.20)	(1.20)	(1.20)	(1.40)	(1.40)
Common Share repurchases	—	—	0.00 (a)	—	—	—
Net asset value, end of period	$11.07	$10.77	$13.34	$12.67	$13.51	$17.66
Market value, end of period	$10.08	$10.41	$12.84	$11.08	$12.27	$16.97
Total return based on net asset value (b)	8.15%	(10.29)%	15.39%	3.73%	(15.79)%	14.81%
Total return based on market value (b)	1.88%	(9.91)%	27.00%	(0.12)%	(20.41)%	14.73%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 94,625	$ 92,096	$ 113,872	$ 108,269	$ 115,393	$ 150,671
Ratio of total expenses to average net assets	3.30% (c)	3.04%	2.61%	2.32%	2.04%	1.95%
Ratio of total expenses to average net assets excluding interest expense	1.80% (c)	1.79%	1.72%	1.73%	1.69%	1.65%
Ratio of net investment income (loss) to average net assets	8.24% (c)	9.16%	8.66%	8.37%	9.00%	6.81%
Portfolio turnover rate	81%	216%	181%	199%	223%	158%
Indebtedness:
Total loan outstanding (in 000’s)	$ 38,100	$ 39,200	$ 42,500	$ 42,500	$ 45,000	$ 57,500
Asset coverage per $1,000 of indebtedness (d)	$ 3,484	$ 3,349	$ 3,679	$ 3,547	$ 3,564	$ 3,620

(a)	Amount represents less than $0.01 per share.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
1. Organization
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol MFD on the New York Stock Exchange (“NYSE”).
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund’s Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.
The Senior Floating-Rate Loan interests (“Senior Loans”)(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower;
5)	the credit quality and cash flow of the borrower, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
11)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s competitive position within the industry;
13)	the borrower’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.
For the six months ended May 31, 2019, distributions of $441,685 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2019, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of May 31, 2019.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund’s taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended November 30, 2018, was as follows:
Distributions paid from:
Ordinary income	$8,042,325
Capital gains	—
Return of capital	2,207,022
As of November 30, 2018, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(38,697,333)
Net unrealized appreciation (depreciation)	(6,923,182)
Total accumulated earnings (losses)	(45,620,515)
Other	(2,564,233)
Paid-in capital	140,280,660
Total net assets	$92,095,912
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2018, the Fund had no pre-enactment net capital losses. At November 30, 2018, the Fund had post-enactment net capital losses for federal income tax purposes of $38,581,435 to be carried forward indefinitely.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2018, the Fund incurred and elected to defer qualified late year ordinary losses of $3,988 and capital losses of $111,910.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of May 31, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
G. Expenses
The Fund will pay all expenses directly related to its operations.
H. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund’s Total Assets up to and including $250 million and 0.35% of the Fund’s Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
Prior to April 1, 2019, Macquarie Capital Investment Management LLC (“MCIM”) and Four Corners Capital Management, LLC (“Four Corners”) served as the Fund’s sub-advisors and managed the Fund’s portfolio subject to First Trust’s supervision. Effective April 1, 2019, Four Corners and MCIM each transferred the investment sub-advisory services and related portfolio management provided to the Fund to Delaware Investments Fund Advisers (“DIFA”) pursuant to an internal restructuring which did not result in a change of control of management and thus did not constitute an “assignment” under the 1940 Act. MCIM managed the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM was entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets allocated to MCIM. If the Fund’s Total Assets are greater than $250 million, MCIM received an annual portfolio management fee of 0.65% for that portion of the Fund’s Total Assets over $250 million. Four Corners managed the Senior Loan Component and, for its portfolio management services, Four Corners was entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets allocated to Four Corners. The internal restructuring did not change the foregoing fee rates other than the identities of the sub-advisors changing from Four Corners and MCIM to DIFA.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
For the six months ended May 31, 2019, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of DIFA, totaling $1,500.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2019, were $98,869,200 and $101,923,333, respectively.
5. Borrowings
The Fund entered into a Committed Facility Agreement (the “BNP Paribas Facility”) with BNP Paribas Prime Brokerage International, Ltd. (formerly BNP Paribas Prime Brokerage Inc.) (“PBL”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Paribas Facility except upon 179 calendar days’ prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $45,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 55 basis points. The Fund only pays a commitment fee of 0.85% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount. Prior to May 21, 2019, the maximum commitment amount was $60,000,000 and the interest rate was equal to 1-month LIBOR plus 85 basis points.
For the six months ended May 31, 2019, the daily average amount outstanding under the BNP Paribas Facility was $33,754,396. As of May 31, 2019, the Fund had outstanding borrowings of $38,100,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended May 31, 2019, were 3.37% and 3.20%, respectively, and the weighted average interest rate was 3.33%. The interest rate at May 31, 2019, was 3.28%.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Infrastructure and Industry Concentration Risk
Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 8, 2019. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2022. The number of votes cast in favor of Mr. Bowen was 7,032,186, the number of votes against was 459,825 and the number of broker non-votes was 1,055,431. The number of votes cast in favor of Mr. Nielson was 7,033,241, the number of votes against was 458,770 and the number of broker non-votes was 1,055,431. Robert F. Keith, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, sub-advisor, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.
Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Infrastructure and Industry Concentration Risk. Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund was not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisors will be higher than if the Fund did not use leverage.
LIBOR Risk. Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. There remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
MLP Risk. As a result of the Fund’s significant exposure to MLPs, a downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest significantly in the group of industries that are part of the energy sector. Certain risks inherent in investing in MLPs include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on MLP customers and suppliers risk, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, interest rate risk, risk of lack of acquisition or reinvestment opportunities for MLPs, risk of lacking of funding for MLPs, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. In March 2018, FERC changed its tax allowance policy to no longer permit such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This has had a negative impact on the performance of some energy companies affected by this decision.
Other factors which may reduce the amount of cash an MLP has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Non-Diversification. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986. Accordingly, the diversification-specific regulatory requirements under the 1940 Act and the Internal Revenue Code of 1986 regarding the minimum number or size of portfolio securities do not apply to the Fund.
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents go bankrupt. There may also be an increased risk of loss of portfolio securities.
Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.
Portfolio Turnover Risk. The Fund may engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.
Potential Conflicts of Interest Risk. First Trust, DIFA and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and DIFA currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to DIFA) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and DIFA have a financial incentive to leverage the Fund.
Prepayment Risk. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Qualified Dividend Income Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Restricted Securities Risk. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.
Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.
The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2019 (Unaudited)
MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests.
United Kingdom Risk. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union (“EU”), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. The United Kingdom formally notified the European Council of its intention to withdraw from the EU on March 29, 2017. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
Valuation Risk. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Delaware Investments Fund Advisers
2005 Market Street
Philadelphia, PA 19103
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable
(b)	Jonathan Ong is no longer a Portfolio Manager for the Fund. There have been no changes, as of the date of this filing, in any of the other portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	Not applicable
(b)	Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 6, 2019
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 6, 2019

* Print the name and title of each signing officer under his or her signature.